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Traditional IRA Transfers
by Kenneth E. Puzder
CPA Vice President and Financial Operations Principal

Did you know that the Internal Revenue Service rules allow certain tax-free transfers of your retirement assets into a traditional IRA? In summary, three kinds of transfers are permitted:

  Trustee-to-trustee transfer, also called an "asset transfer", in which the trustee of your current retirement assets transfers your funds directly to another trustee. This can be done at your request or that of the trustee, and is not considered "a rollover". Because no monies were distributed to you in this transaction, the transfer is exempt from income taxes.

  IRA rollover is a rollover from one traditional IRA into another.

  A direct rollover places into a traditional IRA the amount you receive from an employer's qualified retirement plan.

A rollover is generally defined as a withdrawal of cash or other assets from one qualified retirement plan or IRA and the reinvestment of these assets in another qualified plan or IRA. Monies that you currently may receive on an annual basis under the required distribution rules of your traditional IRA are not eligible for rollover treatment.

It's important to note that for IRA rollovers, the IRS requires that you complete the transaction within 60 days of receiving the distribution from your traditional IRA or your employer's plan in order to avoid taxes or penalties. Once you've completed a rollover, you must wait at least one year from the date you received the distribution (not the date you made the rollover) in order to make another one.

In the case of a direct rollover, you can transfer into a traditional IRA all or part of an eligible rollover distribution from your own (or your late spouse's) employer's qualified pension, profit-sharing or stock bonus plan, annuity plan or tax-sheltered annuity plan, subject to certain restrictions. The IRS requires that the plan administrator notify you in writing of your distribution options within a reasonable period of time prior to making an eligible rollover distribution.

To safeguard the tax exemption of a direct rollover, your former qualified plan trustee must make a check payable directly to your IRA custodian. If not, the IRS may consider the money a cash distribution and you may be taxed on the full amount.

As always, the information provided in this column is of a general and educational nature. Please consult your tax advisor to determine what course of action will most benefit you.

First published in the Spring 2000 Shareowner (link)Newsletter.

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